EXHIBIT 33.2

Management Assessment Report

Management of Wilmington Trust Corporation (the Corporation) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d)(2)(ii), 1122(d)(2)(iv), 1122(d)(2)(v), 1122(d)(3)(i), 1122(d)(3)(ii), 1122(d)(3)(iii) and 1122(d)(3)(iv) of Regulation AB of the Securities and Exchange Commission relating to the servicing of auto related asset-backed transactions initiated or amended for purposes of Regulation AB on or after January 1, 2006, for which the Corporation provides trustee services (the Platform) as of February 28, 2019 and for the period from March 1, 2018 through February 28, 2019. Management has determined that all other criteria set forth in Item 1122(d) are not applicable to the servicing activities performed by the Corporation with respect to the Platform. Appendix A to this report identifies the auto related asset backed transactions defined by management as constituting the Platform.

The Corporation's management has assessed the Corporation's compliance with the applicable servicing criteria as of February 28, 2019 and for the period from March 1, 2018 through February 28, 2019. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in criterion (d)(2)(ii), (d)(2)(iv), (d)(2)(v), (d)(3)(i), (d)(3)(ii), (d)(3)(iii) and (d)(3)(iv) of Item 1122 of Regulation AB. The activities the Corporation performs with respect to the applicable 1122(d) servicing criteria are listed on the attached Appendix A.

With respect to the Corporation's obligation to issue a notification to be included in the client's Form 8-K. Form 10-D and Form 10-K under applicable servicing criterion 1122(d)(3)(i), there were no activities performed during the period from March 1, 2018 through February 28, 2019, with respect to the Platform, because there were no occurrences of events that would require the Corporation to perform such activities.

Based on such assessment, management believes that, as of February 28, 2019 and for the period from March 1, 2018 through February 28, 2019, the Corporation has complied in all material respects with the servicing criteria set forth in Item 1122(d)(2)(ii), 1122(d)(2)(iv), 1122(d)(2)(v), 1122(d)(3)(i), 1122(d)(3)(ii), 1122(d)(3)(iii) and 1122(d)(3)(iv) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

PricewaterhouseCoopers LLP, a registered public accounting firm, has issued an attestation report with respect to management's assessment of compliance with the applicable servicing criteria as of February 28, 2019 and for the period from March 1, 2018 through February 28, 2019.

By:	/s/ Patrick Tadie
Patrick Tadie
Title:	Group Vice President
ICS Global Capital Markets
Dated:	March 29, 2019

Appendix A

2018
Overview of Applicable Servicing Criteria and Associated Platform Transactions

ABS - Auto

Transactions	Item 1122	Applicable Activity
Fifth Third Auto Trust 2014-1	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
Fifth Third Auto Trust 2014-2	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
Fifth Third Auto Trust 2014 -3	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
Fifth Third Auto Trust 2015-1	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
Santander Drive Auto Receivable Trust 2014 -3	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
Santander Drive Auto Receivable Trust 2014-4	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
Santander Drive Auto Receivable Trust 2014-5	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
Santander Drive Auto Receivable Trust 2015-1	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
Santander Drive Auto Receivable Trust 2015-2	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
Santander Drive Auto Receivable Trust 2015-3	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
Santander Drive Auto Receivable Trust 2015- 4	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items

Transactions	Item 1122	Applicable Activity
Santander Drive Auto Receivable Trust 2015-5	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
Santander Drive Auto Receivable Trust 2016-1	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
Santander Drive Auto Receivable Trust 2016-2	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
Santander Drive Auto Receivable Trust 2016-3	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
DRIVE Auto Receivables Trust 2017-1	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
DRIVE Auto Receivables Trust 2017-2	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement

Transactions	Item 1122	Applicable ActMty
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
DRIVE Auto Receivables Trust 2017-3	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
Fifth Third Auto Trust 2017-1	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
(d)(2)(iv)
Company's obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained ( eg., with respect to commingling of cash) as set forth in the transaction agreements

(d)(2)(v)
Company's obligation : Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion , "federally insured depository institution" with respect to a foreign

Transactions	Item 1122	Applicable Activity
financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
DRIVE Auto Receivables Trust 2018-1	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
DRIVE Auto Receivables Trust 2018-2	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any

Transactions	Item 1122	Applicable Activity
activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
DRIVE Auto Receivables Trust 2018-3	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
DRIVE Auto Receivables Trust 2018-4	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time

Transactions	Item 1122	Applicable Activity
frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
DRIVE Auto Receivables Trust 2018-5	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
CarMax Auto Owner Trust 2018-2	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the

Transactions	Item 1122	Applicable Activity
Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
CarMax Auto Owner Trust 2018-3	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
CarMax Auto Owner Trust 2018-4	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks,

Transactions	Item 1122	Applicable Activity
or other form of payment, or custodial bank statements